UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 30, 2007 (August 30, 2007)
Date of Report (Date of earliest event reported)

Commission	Registrant’s Name, State of Incorporation,	IRS Employer
File Number	Address and Telephone Number	Identification No.

1-5152	PACIFICORP	93-0246090
(An Oregon Corporation)
825 N.E. Multnomah Street
Portland, Oregon 97232-4116
503-813-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 30, 2007, William J. Fehrman resigned as President of PacifiCorp Energy, a division of PacifiCorp, and as a director of PacifiCorp.

Effective August 30, 2007, A. Robert Lasich was elected President of PacifiCorp Energy to replace Mr. Fehrman. Mr. Lasich was serving as Vice President and General Counsel of PacifiCorp Energy and continues to serve as a director of PacifiCorp.

Biographical information for Mr. Lasich is incorporated herein by reference to the information presented in Item 10, “Directors and Executive Officers of the Registrant,” in Part III of PacifiCorp’s Transition Report on Form 10-K for the transition period from April 1, 2006 to December 31, 2006 filed with the U.S. Securities and Exchange Commission on March 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PACIFICORP
(Registrant)

Date: August 30, 2007	/s/ David J. Mendez
David J. Mendez
Senior Vice President and Chief Financial Officer